                    Adjustable Rate Mortgage Loan Group - IIB
                           (Subsequent Mortgage Loans)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Range of Mortgage Rates                       Mortgage Loans      Balance Outstanding       Group IIB
-----------------------                       --------------      -------------------      ----------
6.000%-6.499%..........................               1                 $158,000                0.2%
6.500%-6.999%..........................               4                1,673,000                2.4
7.000%-7.499%..........................               7                1,961,240                2.8
7.500%-7.999%..........................              26                6,384,020                9.3
8.000%-8.499%..........................              17                3,081,820                4.5
8.500%-8.999%..........................              31                6,228,350                9.0
9.000%-9.499%..........................              27                4,821,097                7.0
9.500%-9.999%..........................             121               17,472,351               25.3
10.000%-10.499%........................              82                9,266,036               13.4
10.500%-10.999%........................              98               12,973,540               18.8
11.000%-11.499%........................              28                2,676,323                3.9
11.500%-11.999%........................              17                1,562,530                2.3
12.000%-12.499%........................               5                  738,850                1.1
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Subsequent Group IIB Adjustable Rate Mortgage Loans ranged from 6.250% per annum to 12.375% per annum and the weighted average Mortgage Rate borne by the Subsequent Group IIB Adjustable Rate Mortgage Loans was approximately 9.560% per annum.

                   Remaining Months to Stated Maturity for the
                   Adjustable Rate Mortgage Loan Group - IIB

                                                Number of         Aggregate Principal      Percent of
Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding       Group IIB
---------------------------------             --------------      -------------------       ---------
349 to 360.............................             464              $68,997,157              100.0%
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Subsequent Group IIB Adjustable Rate Mortgage Loans ranged from 357 months to 360 months and the weighted average remaining term to stated maturity of the Subsequent Group IIB Adjustable Rate Mortgage Loans was approximately 360 months.

Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage - IIB

Range of Original Mortgage                      Number of         Aggregate Principal      Percent of
Loan Principal Balances                       Mortgage Loans      Balance Outstanding       Group IIB
-----------------------                       --------------      -------------------      ----------
$100,000 or less.......................             219              $14,514,438               21.0%
$100,001-$150,000......................              94               11,500,102               16.7
$150,001-$200,000......................              50                8,585,910               12.4
$200,001-$250,000......................              21                4,704,791                6.8
$250,001-$300,000......................              25                6,917,450               10.0
$300,001-$350,000......................              23                7,479,200               10.8
$350,001-$400,000......................               7                2,743,750                4.0
$400,001-$450,000......................               8                3,436,516                5.0
$450,001-$500,000......................              14                6,846,250                9.9
$600,001-$650,000......................               2                1,268,750                1.8
$950,001-$1,000,000....................               1                1,000,000                1.4
                                                    ---              -----------              -----
          Totals.......................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         As of the Cut-off Date, the outstanding principal balances of the Subsequent Group IIB Adjustable Rate Mortgage Loans ranged from approximately $20,000 to approximately $1,000,000 and the average outstanding principal balance of the Subsequent Group IIB Adjustable Rate Mortgage Loans was approximately $148,701.

         Product Types for the Adjustable Rate Mortgage Loan Group - IIB

                                                Number of         Aggregate Principal      Percent of
Product Type                                  Mortgage Loans      Balance Outstanding       Group IIB
------------                                  --------------      -------------------      ----------
1/29 LIBOR Loan........................               2                 $547,920                0.8%
2/28 LIBOR Loan........................             315               46,170,331               66.9
3/27 LIBOR Loan........................             130               18,832,241               27.3
5/25 LIBOR Loan........................              17                3,446,664                5.0
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

   State Distributions of Mortgaged Properties in the Adjustable Rate Mortgage
                                Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
State                                         Mortgage Loans      Balance Outstanding       Group IIB
-----                                         --------------      -------------------      ----------
Arizona................................              19               $2,367,642                3.4%
California.............................              56               16,526,716               24.0
Colorado...............................              19                4,463,723                6.5
Connecticut............................               1                  459,000                0.7
Delaware...............................               3                  202,030                0.3
Florida................................              41                4,785,823                6.9
Georgia................................              20                1,899,080                2.8
Illinois...............................              28                2,927,637                4.2
Indiana................................               8                  665,664                1.0
Iowa...................................               1                   58,500                0.1
Kansas.................................               5                  593,300                0.9
Kentucky...............................               3                  267,025                0.4
Louisiana..............................               1                   48,750                0.1
Maine..................................               1                   92,000                0.1
Maryland...............................               3                  298,950                0.4
Massachusetts..........................               8                1,595,800                2.3
Michigan...............................              42                4,145,975                6.0
Minnesota..............................              14                1,592,423                2.3
Mississippi............................               1                   68,000                0.1
Missouri...............................              25                1,819,833                2.6
Nebraska...............................               1                   78,750                0.1
Nevada.................................               2                  535,450                0.8
New Hampshire..........................               4                  859,360                1.2
New Jersey.............................              22                3,933,350                5.7
New Mexico.............................               5                  387,575                0.6
New York...............................              25                5,835,241                8.5
North Carolina.........................               7                  818,430                1.2
Ohio...................................              19                1,430,000                2.1
Oklahoma...............................               6                  601,700                0.9
Oregon.................................               2                  278,955                0.4
Pennsylvania...........................               5                  669,480                1.0
Rhode Island...........................               1                  127,500                0.2
South Carolina.........................              11                1,265,200                1.8
Tennessee..............................              16                1,329,205                1.9
Texas..................................              10                1,096,100                1.6
Utah...................................               2                  190,800                0.3
Vermont................................               1                   61,800                0.1
Virginia...............................               5                  860,450                1.2
Washington.............................              10                2,508,640                3.6
Wisconsin..............................              11                1,251,300                1.8
                                                    ---              -----------              -----
        Totals.........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         No more than approximately 1.4% of the Subsequent Group IIB Adjustable Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

     Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group - IIB

                                                Number of         Aggregate Principal      Percent of
Range of Loan-to-Value Ratios                 Mortgage Loans      Balance Outstanding       Group IIB
-----------------------------                 --------------      -------------------      ----------
50.00% or less.........................              21               $4,111,250                6.0%
50.01%-55.00%..........................               7                  939,500                1.4
55.01%-60.00%..........................              20                3,721,700                5.4
60.01%-65.00%..........................              16                3,949,930                5.7
65.01%-70.00%..........................              47                7,900,578               11.5
70.01%-75.00%..........................              57                6,348,350                9.2
75.01%-80.00%..........................             120               17,395,545               25.2
80.01%-85.00%..........................              91               12,815,246               18.6
85.01%-90.00%..........................              79               10,439,998               15.1
90.01%-95.00%..........................               6                1,375,060                2.0
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Subsequent Group IIB Adjustable Rate Mortgage Loans ranged from 14.84% to 95.00% and the weighted average Loan-to-Value Ratio of the Subsequent Group IIB Adjustable Rate Mortgage Loans was approximately 76.15%.

         Loan Purpose for the Adjustable Rate Mortgage Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
Loan Purpose                                  Mortgage Loans      Balance Outstanding       Group IIB
------------                                  --------------      -------------------      ----------
Purchase...............................             139              $19,626,995               28.4%
Refinance--Rate/Term...................              23                2,701,750                3.9
Refinance--Cashout.....................             302               46,668,412               67.6
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

 Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group - IIB

                                                Number of         Aggregate Principal      Percent of
Property Type                                 Mortgage Loans      Balance Outstanding       Group IIB
-------------                                 --------------      -------------------      ----------
Single-family Detached.................             365              $53,806,314               78.0%
Two- to Four- Family Dwelling Unit.....              35                5,584,811                8.1
Planned Unit Development ..............              30                6,417,660                9.3
Condominium............................              20                2,231,942                3.2
Manufactured Housing...................              14                  956,430                1.4
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

     Documentation Summary for the Adjustable Rate Mortgage Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
Documentation                                 Mortgage Loans      Balance Outstanding       Group IIB
-------------                                 --------------      -------------------      ----------
Full Documentation.....................             343              $45,540,364               66.0%
24 Month Bank Statement................              30                8,230,275               11.9
Reduced Documentation..................              11                1,918,771                2.8
Stated Documentation...................              80               13,307,747               19.3
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

       Occupancy Types for the Adjustable Rate Mortgage Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
Occupancy                                     Mortgage Loans      Balance Outstanding       Group IIB
---------                                     --------------      -------------------      ----------
Owner-occupied.........................             430              $64,519,057               93.5%
Second Home............................               6                  804,200                1.2
Investment.............................              28                3,673,900                5.3
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

   Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
Mortgage Loan Age (Months)                    Mortgage Loans      Balance Outstanding       Group IIB
--------------------------                    --------------      -------------------      ----------
0......................................             461              $68,672,030               99.5%
1......................................               1                   43,983                0.1
2......................................               1                  203,821                0.3
3......................................               1                   77,323                0.1
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         As of the Cut-off Date, the weighted average age of the Subsequent Group IIB Adjustable Rate Mortgage Loans was approximately zero months.

     Credit Grade Summary for the Adjustable Rate Mortgage Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
Credit Grade                                  Mortgage Loans      Balance Outstanding       Group IIB
------------                                  --------------      -------------------      ----------
AO.....................................             151              $26,470,855               38.4%
A-.....................................             145               22,830,409               33.1
B......................................              86               11,808,859               17.1
B-.....................................              34                4,012,847                5.8
C......................................              46                3,781,687                5.5
C-.....................................               2                   92,500                0.1
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

      Year of Origination for the Adjustable Rate Mortgage Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
Year of Origination                           Mortgage Loans      Balance Outstanding       Group IIB
-------------------                           --------------      -------------------      ----------
2001...................................             464              $68,997,157              100.0%
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

    Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group - IIB

                                                Number of         Aggregate Principal      Percent of
Range of Maximum Mortgage Rates               Mortgage Loans      Balance Outstanding       Group IIB
-------------------------------               --------------      -------------------      ----------
13.000%-13.499%........................               1                 $158,000                0.2%
13.500%-13.999%........................               4                1,673,000                2.4
14.000%-14.499%........................               7                1,961,240                2.8
14.500%-14.999%........................              26                6,384,020                9.3
15.000%-15.499%........................              17                3,081,820                4.5
15.500%-15.999%........................              31                6,228,350                9.0
16.000%-16.499%........................              27                4,821,097                7.0
16.500%-16.999%........................             121               17,472,351               25.3
17.000%-17.499%........................              82                9,266,036               13.4
17.500%-17.999%........................              98               12,973,540               18.8
18.000%-18.499%........................              28                2,676,323                3.9
18.500%-18.999%........................              17                1,562,530                2.3
19.000%-19.499%........................               5                  738,850                1.1
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Subsequent Group IIB Adjustable Rate Mortgage Loans ranged from 13.250% per annum to 19.375% per annum and the weighted average Maximum Mortgage Rate for the Subsequent Group IIB Adjustable Rate Mortgage Loans was 16.560% per annum.

     Prepayment Penalties for the Adjustable Rate Mortgage Loan Group - IIB

                                                 Number of        Aggregate Principal      Percent of
Prepayment Penalty Term                       Mortgage Loans      Balance Outstanding       Group IIB
-----------------------                       --------------      -------------------      ----------
None...................................             167              $25,061,776               36.3%
12 months..............................               1                   92,000                0.1
24 months..............................              81               13,828,855               20.0
36 months..............................             172               23,727,129               34.4
60 months..............................              43                6,287,397                9.1
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         The weighted average prepayment penalty term with respect to the Subsequent Group IIB Adjustable Rate Mortgage Loans having prepayment penalties is approximately 36 months. With respect to those Subsequent Group IIB Adjustable Rate Mortgage Loans (exclusive of the Subsequent Group IIB Adjustable Rate Mortgage Loans that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 83.1% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

     Next Adjustment Date for the Adjustable Rate Mortgage Loan Group - IIB

                                                Number of         Aggregate Principal      Percent of
Next Adjustment Date                          Mortgage Loans      Balance Outstanding       Group IIB
---------------------                         --------------      -------------------      ----------
June 2002..............................               2                 $547,920                0.8%
March 2003.............................               1                   77,323                0.1
June 2003..............................             314               46,093,008               66.8
April 2004.............................               1                  203,821                0.3
May 2004...............................               1                   43,983                0.1
June 2004..............................             128               18,584,438               26.9
June 2006..............................              17                3,446,664                5.0
                                                    ---              -----------              -----
         Totals........................             464              $68,997,157              100.0%
                                                    ===              ===========              =====

         Credit Scores for the Adjustable Rate Mortgage Loan Group - IIB

Range of                                        Number of         Aggregate Principal      Percent of
Credit Scores                                 Mortgage Loans      Balance Outstanding       Group IIB
-------------                                 --------------      -------------------      ----------
496 to 500............................                2                 $242,500                0.4%
501 to 550............................              124               16,624,004               24.1
551 to 600............................              173               24,864,795               36.0
601 to 650............................               91               12,086,632               17.5
651 to 700............................               48                9,527,720               13.8
701 to 750............................               16                3,561,340                5.2
751 to 788............................               10                2,090,165                3.0
                                                    ---              -----------              -----
         Totals.......................              464              $68,997,157              100.0%
                                                    ===              ===========              =====

The Credit Scores of the Subsequent Group IIB Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 496 to 788 and the weighted average Credit Score of the Subsequent Group IIB Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 600.